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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 23, 2002
                                                 --------------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-16335              73-1599053
        --------                -------              -----------
     (State or other          (Commission          (I.R.S. Employer
     jurisdiction of          File Number)        Identification No.)
      incorporation)



                   One Williams Center, Tulsa, Oklahoma 74172
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On October 23, 2002, Williams Energy Partners L.P. (the "Partnership") announced that it has extended the maturity of its short-term loan associated with the acquisition of Williams Pipe Line Company, LLC until November 27, 2002, and is negotiating long-term debt financing to retire the short-term loan within the timeframe of the extension.


Item 7. Financial Statements and Exhibits.

         The Partnership files the following exhibit as part of this report:

         Exhibit 99      Copy of the Partnership's press release dated
                         October 23, 2002, publicly announcing the information reported herein.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WILLIAMS ENERGY PARTNERS L.P.

                                       By: Williams GP LLC, its General Partner



Date:  October 24, 2002                           /s/ Suzanne H. Costin
                                                  -----------------------------
                                           Name:  Suzanne H. Costin
                                           Title: Corporate Secretary



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
99                Copy of the Partnership's press release dated October 23,
                  2002, publicly announcing the information reported herein.